                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-12

                               UPTOWNER INNS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

                  -------------------------------------------------------------
         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  -------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

                  -------------------------------------------------------------

         (5)      Total fee paid:

                  -------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

                  -------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:

                  -------------------------------------------------------------
         (3)      Filing Party:

                  -------------------------------------------------------------
         (4)      Date Filed:

                  -------------------------------------------------------------

                               UPTOWNER INNS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 21, 2002



         The Annual Meeting of Shareholders of UpTowner Inns, Inc. (the "company") will be held on Thursday, November 21, 2002, at the Holiday Inn Hotel & Suites, 800 3rd Avenue, Huntington, West Virginia, at 10:00 a.m., local time, for the following purposes:

         1. To elect four directors to serve until the next Annual Meeting of Shareholders;

         2. To ratify the board of directors' selection of Sullivan, Ware & Hall, PLLC, as the company's independent auditors for the June 30, 2003, fiscal year; and

         3. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Shareholders who are holders of record on October 30, 2002, may vote at the meeting.

                                        By Order of the Board of Directors,


                                        Carl E. Midkiff
                                        President, Chief Executive Officer
                                          and Chairman of the Board

Huntington, West Virginia
October 30, 2002

PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON, EVEN THOUGH YOU HAVE PREVIOUSLY SIGNED AND RETURNED YOUR PROXY. YOU MAY REVOKE YOUR PROXY BEFORE IT IS VOTED AT THE MEETING.

                                TABLE OF CONTENTS
                                                                        PAGE NO.
                                                                        --------

   VOTING PROCEDURES AND REVOKING YOUR PROXY................................1

       VOTING FOR DIRECTORS.................................................2

       VOTING FOR RATIFICATION OF AUDITORS..................................2

       REVOKING YOUR PROXY..................................................2

*  ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD).............................2

       MEMBERS OF THE BOARD OF DIRECTORS AND
       MANAGEMENT NOMINEES TO THE COMPANY'S BOARD...........................3

       OTHER NOMINEES.......................................................4

   MANAGEMENT...............................................................4

       BOARD INFORMATION....................................................4
           Number of Meetings...............................................4
           Board Committees.................................................5
           Board Compensation...............................................6
           Certain Relationships and Related Transactions...................6
           Board of Directors Report on Executive Compensation..............7

       SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..............7

       EXECUTIVE COMPENSATION AND OTHER INFORMATION.........................7
           Summary of Compensation..........................................7
           Security Ownership of Certain Beneficial Owners and Management...8

*  RATIFICATION OF AUDITORS (ITEM 2 ON PROXY CARD)..........................9

   ANNUAL REPORT ON FORM 10-K...............................................10

   OTHER INFORMATION........................................................10

   SHAREHOLDER PROPOSALS FOR FISCAL 2004....................................11



*  MATTERS TO BE VOTED UPON.

                               UPTOWNER INNS, INC.
                                 741 5TH AVENUE
                         HUNTINGTON, WEST VIRGINIA 25701
                                 (304) 525-8162


                                 PROXY STATEMENT


         UpTowner Inns, Inc.'s board of directors is soliciting proxies to vote the company's shares at the Annual Meeting of Shareholders. Shareholders will meet at 10:00 a.m., on Thursday, November 21, 2002, for the purposes stated in the accompanying Notice of Annual Meeting. On or about November 8, 2002, the company began mailing this proxy statement to shareholders of record as of October 31, 2002. Shareholders as of October 31, 2002, may vote at the meeting.

         Please read this proxy statement carefully. You will find more information about the company in the company's Form 10-K on file with the Securities and Exchange Commission and available on the Commission's website at www.sec.gov.

         The company will pay for the cost of preparing, assembling, printing and mailing of the proxy material and for the board of directors' solicitation of proxies, and employees of the company may follow up on this written solicitation by telephone or other methods of communication. Directors, officers and employees of the company may solicit proxies personally, by telephone and telecopier. We will arrange with custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of stock and upon request, the company will reimburse them for reasonable forwarding expenses.

         As of June 30, 2002, the company had 100,000,000 authorized shares of common stock with 1,568,011 shares issued and outstanding.


                    VOTING PROCEDURES AND REVOKING YOUR PROXY

         If you complete, sign and return the enclosed proxy card, the persons named in the proxy card will vote your shares as you direct. If you sign and return the proxy card without indicating how you want to vote, the proxies will vote your shares "FOR" the election of the four nominees as directors and "FOR" the ratification of the selection Sullivan, Ware & Hall, PLLC, as independent auditors. A quorum for the meeting is present if at least a majority of the outstanding shares is present in person or by proxy. Votes withheld and abstentions will count in determining the presence of a quorum for the particular matter. Those who fail to return a proxy or attend the meeting will not count towards determining a quorum.

VOTING FOR DIRECTORS

         Directors are elected by a plurality of the shares voted. You may vote each share you own for each nominee. Votes withheld from a nominee and broker non-votes will not be cast for a nominee. Alternatively, you may choose to vote cumulatively, a process explained below. Cumulative voting is applicable only to the election of directors.

         To vote cumulatively, you multiply the number of shares you own times the number of nominees, resulting in a cumulative total. You may vote your cumulative total for one nominee or divide it among all four nominees in any proportion you choose. The following is an example of how cumulative voting works. If you own five shares and there are four nominees for director, you have a cumulative total of 20 votes. You may choose to vote all 20 votes for one nominee and not vote for the other nominees. Or, you may allocate five votes for each nominee. Or, you may choose any other allocation of your cumulative total over all or part of the four nominees. If you vote your shares cumulatively by proxy, you must indicate how you wish to divide your cumulative total. Otherwise, the proxies will vote the cumulative total evenly or in a manner to elect as many of the company's nominees as possible.

VOTING FOR RATIFICATION OF AUDITORS

         A favorable vote by a majority of shareholders of the company common stock represented at the Annual Meeting is required to ratify the selection of Sullivan, Ware & Hall, PLLC, as independent auditors for the fiscal year to end June 30, 2003.

REVOKING YOUR PROXY

         You may revoke your proxy before it is voted at the Annual Meeting by:

             - notifying the company in person;

             - giving written notice to the company;

             - submitting to the company a subsequently dated proxy; or

             - attending the meeting and withdrawing the proxy before it is voted.


                              ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

         The company's bylaws provide that the board of directors can set the number of directors. By an Agreement in Lieu of Meeting, dated October 30, 2002, the company's board of directors amended the company's bylaws to change the range of the number of directors to serve on the board of directors. The previous range was from a minimum of five directors to a maximum of eleven directors. The amendment to the bylaws changes this range to a minimum of four directors to a maximum of eleven directors due to the resignation of Violet Midkiff, due to health concerns. The board of directors has set the number of directors to serve during the fiscal year to end June 30, 2003 at four, which means that four directors will be elected at the Annual Meeting and will serve a term expiring at the next Annual Meeting or until a successor is selected.

MEMBERS OF THE BOARD OF DIRECTORS AND MANAGEMENT NOMINEES TO THE COMPANY'S BOARD

                                                                             TERM          PRINCIPAL OCCUPATION
              NAME                AGE       POSITION WITH THE COMPANY      EXPIRES          FOR PAST FIVE YEARS
              ----                ---       -------------------------      -------          -------------------


* Hobart A. Adkins                  47    Director Since 2001 Secretary      2003     Owner of Quality Exhaust,
                                                   of the Board                       Inc.; President, 31st Street
                                                                                      Enterprises, Inc. (Business
                                                                                      includes auto repair and
                                                                                      exhaust repair)


* Richard Monga                     38         Director Since 2001           2003     General Manager of UpTowner
                                                                                      Inns, Inc. (1997-present);
                                                                                      Prior Experience: General
                                                                                      Manager, separate Holiday Inn
                                                                                      property

* Carl E. Midkiff                   52         Director Since 1997           2003     President, CEO and Chairman
                                           President, CEO, Chairman of                of the Board of UpTowner
                                                    the Board                         Inns, Inc.; Owner and Manager
                                                                                      of Hazmat Environmental
                                                                                      Contractors, Inc.
                                                                                      (1995-2001);
                                                                                      Owner and Manager of Prestige
                                                                                      Properties, Inc.
                                                                                      (2000-present) (Owns and
                                                                                      manages residential rental
                                                                                      properties)


* Charles D. Robinson               48         Director Since 2001;          2003     Insurance Agent and
                                              Treasurer of the Board                  Vice President of
                                                                                      Insurance Systems, Inc.


*   Management Nominee

OTHER NOMINEES

         Any nominations for election to the board of directors, other than those made by the company, must be made by a shareholder. The nomination must be in writing and delivered or mailed to the company not less than 10 days nor more than 60 days prior to the meeting.

         A shareholder nomination should include the:

             - name and address of the proposed nominee(s);

             - principal occupation of proposed nominee(s);

             - total shares to be voted for each proposed nominee;

             - name and address of the shareholder making the nomination; and

             - number of shares owned by the shareholder making the nomination.


                                   MANAGEMENT

         The following are the executive officers of the company.

                                                                                  COMPANY               AGE AS OF
             NAME AND OFFICE HELD                   OFFICE HELD SINCE         EMPLOYEE SINCE         OCTOBER 15, 2002
             --------------------                   -----------------         --------------         ----------------

Carl E. Midkiff, President and                            2001                    08/01/99                   52
Chief Executive Officer

Hobart A. Adkins, Secretary                               2001                    03/27/01                   47

Charles D. Robinson, Treasurer                            2001                    03/27/01                   48



BOARD INFORMATION

NUMBER OF MEETINGS

         The board of directors met two times during the fiscal year ended June 30, 2002. All of the company's directors attended 100% of all board and committee meetings during the fiscal year ended June 30, 2002.

BOARD COMMITTEES

         The board of directors has not established formal committees as the entire board serves in these capacities. Carl Midkiff performs the audit committee functions and carries out these functions under a written charter. This charter was recently adopted and a copy is attached as Appendix A.

         REPORT OF CARL MIDKIFF CONCERNING THE AUDIT - Carl Midkiff oversees the company's financial reporting process. Mr. Midkiff has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling his oversight responsibilities for fiscal 2002, Mr. Midkiff reviewed the audited financial statements in the Form 10-K with the company's auditors including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity and disclosures in the financial statements.

         Mr. Midkiff reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, his judgments as to the quality, not just the acceptability, of the company's accounting principles and such other matters as are required to be discussed under generally accepted auditing standards.

         In reliance on the reviews and discussions referred to above, Mr. Midkiff recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Form 10-K for the fiscal year ended June 30, 2002, for filing with the SEC. Mr. Midkiff and the board have also approved the selection of the company's independent auditors.

         Based upon the review and discussions referred to above, the board of directors recommends that the audited financial statements for the fiscal year ended June 30, 2002, be included in the company's Annual Report on Form 10-K and filed with the SEC.

October 21, 2002
                                     Hobart A. Adkins
                                     Richard Monga
                                     Carl E. Midkiff
                                     Charles D. Robinson

         This report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless the company specifically incorporates this report by reference. They will not otherwise be filed under such Acts.

         AUDIT FEES - The fees billed by Sullivan, Ware & Hall, PLLC for professional services rendered for the audit of the annual financial statements for the fiscal year ended June 30, 2002, and for the reviews of the financial statements included in the Quarterly Reports on Form 10-Q for that fiscal year, were $25,000.00. There were no services rendered regarding financial information systems design and implementation.

BOARD COMPENSATION

         Directors receive $100.00 for each board meeting of the company they attend. In the fiscal year ended June 30, 2002, the board of directors of the company received $200.00 each, in the aggregate, for all board of directors' meetings attended and all fees paid.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The company's President and Chief Executive Officer, Carl Midkiff, and his mother, Violet Midkiff, also control other companies and partnerships. During the fiscal year ended June 30, 2002, the company purchased an interest in one of the corporations and two of the partnerships for a total investment of $39,891. The business purpose for this purchase was investment. In addition, as of June 30, 2002, the company has a receivable totaling $5,446 from Prestige Properties, Inc., a corporation which Mr. Midkiff owns 55%.

         Violet Midkiff also resides in one of the company's hotels. The lodging and meals are provided to her at no cost.

         During the fiscal years ended June 30, 2002 and 2001, the company paid $92,290 and $79,911, respectively, to Insurance Systems, Inc., an insurance company which is partially owned by Charles D. Robinson, a member of the company's board of directors. The company obtained this insurance on terms that were no less favorable than those that could have been obtained from unrelated third parties.

         During the year ended June 30, 2001, the company acquired assets from an entity called Hazmat Environmental Contractors, Inc., that is controlled by the company's chief executive officer and stockholder, Carl Midkiff. The assets consisted of an office building and a warehouse, and were purchased for the purpose of adding to real estate assets for rental income. The assets acquired were being actively marketed for sale in fiscal year ended June 30, 2001. The carrying value is reflected at the lower of cost or market consisting of land and building of $59,310 and $270,190, respectively. In addition, an investment was acquired in the amount of $35,000. Liabilities were assumed of $272,935 and a promissory note issued for $91,565. As of June 30, 2002 and 2001, the balance of the promissory note was $-0- and $66,546, respectively. During the fiscal year ended June 30, 2002, the company leased the land and building under a long-term lease and, therefore, the carrying value is reflected in the consolidated balance sheet as property and equipment in 2002. The investment was sold during the fiscal year ended June 30, 2002 and resulted in a gain of $575.

         During the year ended June 30, 2001, the company renegotiated a loan from a former stockholder, George Banker. The refinancing of this debt resulted in a waiver of interest of $60,161 and is reflected in the statement of operations for the year ended June 30, 2001. As of June 30, 2002 and 2001, the balance of the note payable was $3,540 and $44,681, respectively.

         In addition, the company had a note payable due to an entity that is controlled by Carl Midkiff, a major stockholder. The balance of the note at June 30, 2002 and 2001 was $-0- and $24,554, respectively. The interest rate on the note is 9.25% and is no less favorable than that which could have been obtained by unrelated third parties.

         Interest expense relating to the above debt for the years ended June 30, 2002, 2001, and 2000 was $4,342, $3,753 and $4,781, respectively.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

         Mr. Midkiff's salary is determined annually by the board of directors based on several objective and subjective factors. The board considers industry-wide salary information for executives in the hotel industry which is compiled through surveys conducted by recognized publications in the hotel industry. Members of the board of directors also subjectively apply their own familiarity of the local market for business executives to ensure Mr. Midkiff's annual salary is set at an appropriate level considering the local business climate, Mr. Midkiff's expertise in the hotel business, the cost to replace Mr. Midkiff with another executive with equivalent experience and the success of the company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the company's directors and executive officers, and persons who own more than 10% of the registered class of the company's equity securities, to make stock ownership and transaction filings with the Securities and Exchange Commission and to provide copies to the company. The company is currently reviewing the stock ownership and transaction filings of its directors and executive officers. The company is currently aware of non-compliance with the section 16(a) beneficial ownership reporting requirements and is assisting Mr. Midkiff, Violet Midkiff, Mr. Adkins, Mr. Robinson and Mr. Monga with making the necessary filings.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF COMPENSATION

         The table below reflects information concerning the annual compensation for services in all capacities to the corporation for the fiscal years ended June 30, 2002, 2001 and 2000, of those persons who were, as of June 30, 2002,
(a) the chief executive officer, and (b) the four other most highly compensated executive officers to the extent that such persons' total annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                    ANNUAL COMPENSATION (1)
                                                                          --------------------------------------------

                                                                                                        OTHER ANNUAL
              NAME AND PRINCIPAL POSITION                  FISCAL YEAR       SALARY         BONUS       COMPENSATION
              ---------------------------                  -----------       ------         -----       ------------

Carl E. Midkiff, President                                  10/25/02      $45,923.18     $38,668.85         $ 0
     and Chief Executive Officer                              2001        $38,912.04     $51,796.10         $ 0
                                                              2000        $26,638.04     $53,635.20         $ 0


(1) Does not include perquisites and other personal benefits, the amount of which are not shown because the aggregate amount of such compensation during the years presented did not exceed the lesser of $50,000 or 10% of total salary and bonus reported for such executive officer. The company provides Mr. Midkiff with the use of a vehicle.

         The company does not maintain any form of stock option, stock appreciation rights, or other long-term compensation plans. There are no employment or change in control agreements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of October 15, 2002, relating to the beneficial ownership of the common stock by (a) each person or group known by the company to own beneficially more than 5% of the outstanding common stock; (b) each of the company's directors; and (c) all directors and executive officers of the company as a group. Ownership includes direct and indirect (beneficial) ownership as defined by SEC rules.

                                                         AMOUNT AND NATURE OF
          NAME AND ADDRESS                              BENEFICIAL OWNERSHIP(1)                     PERCENT OF CLASS
          ----------------                             --------------------                         ----------------

Hobart A. Adkins                                              100 Direct                                   *

Carl E. Midkiff                                              60,111 Direct                               54.8%
                                                           807,669 Indirect

Violet Midkiff                                              462,777 Direct                               29.23%

Charles D. Robinson                                           100 Direct                                   *

All Directors and Executive Officers                       867,669 Indirect                              55.36%
As a Group

(1) For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

(2) Consists of 161,792 shares owned by Violet Midkiff, Carl Midkiff's mother which Carl Midkiff exercises voting power; 100,985 shares owned by Violet Midkiff, Wade Midkiff and Lewis Midkiff as joint tenants with right of survivorship (Wade Midkiff and Lewis Midkiff are the minor sons of Carl Midkiff and Violet Midkiff is Carl Midkiff's mother); 264,158 shares owned by MMS Limited Partnership of which an entity owned by Carl Midkiff is general partner and Carl Midkiff is a limited partner owning 75% of the limited partnership; 40,727 shares owned by Prestige Property, Inc., a corporation owned by Carl Midkiff and his immediate family; 200,000 shares owned by the Violet Midkiff Irrevocable Trust of which Carl Midkiff is the trustee; 10,000 shares owned by Lewis Midkiff of which Carl Midkiff acts as custodian; 10,000 shares owned by Wade Midkiff of which Carl Midkiff acts as custodian; 10,007 shares owned by the Wade Midkiff Irrevocable Trust of which Carl Midkiff is the trustee; and 10,000 shares owned by Elizabeth Midkiff who is Carl Midkiff's wife.

* Less than one percent.

                            RATIFICATION OF AUDITORS
                             (ITEM 2 ON PROXY CARD)

         Effective June 17, 2002, the company dismissed J.D. Cloud & Co. L.L.P. ("Cloud") as its independent auditors. Cloud had audited the company's financial statements for fiscal 2001.

Cloud was not retained to audit the company's financial statements for the fiscal year ended June 30, 2002. There were no disagreements between the company and Cloud regarding accounting principles or practices, consolidated financial statement disclosure or audit scope or procedure. Furthermore, Cloud's reports on the consolidated financial statements for fiscal 2001 did not contain any adverse or disclaimer of opinion, nor were they qualified or modified as to uncertainly, audit scope or accounting principles.

         On June 17, 2002 the company signed an engagement letter with Diamond, Leftwich & Co. PLLC ("Diamond"). On June 24, 2002, Diamond rescinded the engagement letter. There were no disagreements between the company and Diamond regarding accounting principles or practices, consolidated financial statement disclosure or audit scope or procedure.

         On July 29, 2002, the company engaged Sullivan, Ware & Hall, PLLC as its independent certified public accountants to audit the company's financial statements for the fiscal year ended June 30, 2002. This is the first time the company has consulted with Sullivan, Ware & Hall, PLLC.

         Accordingly, the board of directors has selected the firm of Sullivan, Ware & Hall, PLLC, to serve as the independent auditors for the fiscal year to end June 30, 2003. Although the selection of auditors does not require shareholder ratification, the board of directors has submitted the appointment of Sullivan, Ware & Hall, PLLC, to the shareholders for ratification. If the shareholders do not ratify the appointment of Sullivan, Ware & Hall, PLLC, the board of directors will consider the appointment of other independent auditors.

          Sullivan, Ware & Hall, PLLC, advised the company that no member of that accounting firm has any direct or indirect material interest in the company. A representative of Sullivan, Ware & Hall, PLLC, will be present at the Annual Meeting, will have the opportunity to make a statement and will respond to appropriate questions. The proxies will vote your proxy "FOR" the ratification of the selection of Sullivan, Ware & Hall, PLLC, unless otherwise directed.


                           ANNUAL REPORT ON FORM 10-K

         You may obtain a copy of the Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, by contacting Carl E. Midkiff, President and Chief Executive Officer, UpTowner Inns, Inc., 741 5th Avenue, Huntington, West Virginia 25701, (304) 525-8162. The Form 10-K is also available on the Commission's website at www.sec.gov.


                                OTHER INFORMATION

         If any of the nominees for election as directors is unable to serve due to death or other unexpected occurrence, your proxies will be voted for a substitute nominee or nominees designated by the board of the company, or the board of directors may adopt a resolution to reduce the number of directors to be elected. The board of directors is unaware of any other matters to be considered at the Annual Meeting. If any other matters properly come before the meeting, persons named in the accompanying proxy will vote your shares in accordance with the direction of the board of directors.


                      SHAREHOLDER PROPOSALS FOR FISCAL 2004

         Any shareholder who wishes to have a proposal placed before the Fiscal 2004 Annual Meeting of Shareholders must submit the proposal to the secretary of the company, at its executive offices, no later than 120 days prior to the Fiscal 2004 Annual Meeting to have it considered for inclusion in the proxy statement of that Annual Meeting.

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

Organization

                  This charter governs the actions of Carl Midkiff as he operates to perform the functions of the audit committee. Mr. Midkiff shall review and reassess the charter at least annually and obtain the approval of the board of directors. Mr. Midkiff shall at all times be financially literate and have financial management expertise.

Statement of Policy

                  Mr. Midkiff shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is Mr. Midkiff's responsibility to maintain free and open communication between himself, independent auditors, the internal auditors and management of the company. In discharging his oversight role, Mr. Midkiff is empowered to investigate any matter brought to his attention with full access to all books, records, facilities and personnel of the company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

                  Mr. Midkiff's primary responsibility is to oversee the company's financial reporting process on behalf of the board and report the results of his activities to the board. Management is responsible for preparing the company's financial statements, and the independent auditors are responsible for auditing those financial statements. Mr. Midkiff, in carrying out his responsibilities, believes his policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. Mr. Midkiff should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

                  The following shall be Mr. Midkiff's principal recurring processes in carrying out his oversight responsibilities. The processes are set forth as a guide with the understanding that Mr. Midkiff may supplement them as appropriate.

                  Mr. Midkiff shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and Mr. Midkiff performing the functions of the audit committee, as representatives of the company's shareholders. Mr. Midkiff shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors. Mr. Midkiff shall discuss with the auditors their independence from management and the company including the matters in the written disclosures required by the Independence Standards Board and shall consider the compatibility of nonaudit services with the auditors' independence. Annually, Mr. Midkiff shall review and recommend to the board the selection of the company's independent auditors, subject to shareholders' approval.

                  Mr. Midkiff shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, Mr. Midkiff shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, Mr. Midkiff shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

                  Mr. Midkiff shall review the interim financial statements with management and the independent auditors prior to the filing of the company's Quarterly Report on Form 10-Q. Also, Mr. Midkiff shall discuss the results of the quarterly review and any other matters required to be communicated to Mr. Midkiff by the independent auditors under generally accepted auditing standards.

                  Mr. Midkiff shall review with management and the independent auditors the financial statements to be included in the company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including his judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, Mr. Midkiff shall discuss the results of the annual audit and any other matters required to be communicated to Mr. Midkiff by the independent auditors under generally accepted standards.

                               UPTOWNER INNS, INC.
                                 741 5TH AVENUE
                         HUNTINGTON, WEST VIRGINIA 25701
                                 (304) 525-8162


                                      PROXY

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                           BOARD OF DIRECTORS FOR THE
                ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 21, 2002


                  Carl E. Midkiff and Charles D. Robinson, or either one of them, with full power to act alone and with full power of substitution, are hereby authorized to represent and to vote stock of the undersigned in UpTowner Inns, Inc., at the Annual Meeting of Shareholders to be held November 21, 2002, and any adjournment thereof.

                                                     FOR               WITHHOLD                       FOR ALL
                                                     ALL                 ALL                          EXCEPT*
                                                     ---                 ---                          -------
                                                              (Except Nominee(s) Written Below)
1.       Election of directors for the
         terms specified in the proxy
         statement:                                  [ ]                 [ ]                            [ ]
         Hobart A. Adkins
         Richard Monga
         Carl E. Midkiff
         Charles D. Robinson

         --------------------------
         *(Except Nominee(s) Written above)

2.       Ratify the selection of
         Sullivan, Ware & Hall, PLLC
         as independent auditors for
         fiscal 2003:                                [ ]                 [ ]                            [ ]

3.       To transact such other business as
         may properly come before the
         meeting or any adjournments
         thereof:                                    [ ]                 [ ]                            [ ]


                  (CONTINUED AND TO BE SIGNED ON THE NEXT PAGE)

                               UPTOWNER INNS, INC.


         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES. IF ANY SHARES ARE VOTED CUMULATIVELY FOR THE ELECTION OF DIRECTORS, THE PROXIES, UNLESS OTHERWISE DIRECTED, SHALL HAVE FULL DISCRETION AND AUTHORITY TO CUMULATE THEIR VOTES AND VOTE FOR LESS THAN ALL SUCH NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.


                                       Date: ______________________, 2002


                                       Number of Persons Who Will Attend
                                       the Annual Meeting on Thursday,
                                       November 21, 2002 starting at 10:00
                                       a.m.: _______


                                       ------------------------------------
                                       (Signature of Shareholder)


                                       ------------------------------------
                                       (Signature of Shareholder)

[LABEL] When signing as attorney, executor, Administrator, trustee or guardian, please Sign full title. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN as printed on label to your left.




                PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.